                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated effective as of April 27, 2026 (the “Effective Date”), among GEOSPACE TECHNOLOGIES CORPORATION, a Texas corporation (“Geospace”), GTC, INC., a Texas corporation (“GTC”), AQUANA, LLC, a Vermont limited liability company (“Aquana”), QUANTUM TECHNOLOGY SCIENCES, INC., a Florida corporation (“Quantum”), and GEOVOX SECURITY, INC., a Texas corporation (“GeoVox”, and together with Geospace, GTC, Aquana, Quantum and each other Person from time to time party to the Credit Agreement (as defined below) as a “Borrower”, collectively, “Borrowers” and each individually, a “Borrower”), each of the undersigned lenders (collectively, the “Lenders” and each individually, a “Lender”), and WOODFOREST NATIONAL BANK, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) for itself and the other Lenders. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement.

RECITALS

A.         Borrowers, Administrative Agent, and the Lenders are parties to that certain First Amended and Restated Credit Agreement dated as of August 29, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.         Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, in each case on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Amendments to Credit Agreement.

(a)    Section 1.1 of the Credit Agreement (Definitions) is hereby amended to add the new definitions of “DSR Account”, “DSR Amount”, “DSR Period” and “First Amendment Effective Date” set forth below in the appropriate alphabetical order:

“DSR Account means a deposit account of a Borrower maintained with and pledged to Administrative Agent and in which the DSR Amount will be held.”

“DSR Amount means cash in an amount equal to $2,000,000.”

“DSR Period means the period commencing on the First Amendment Effective Date and ending on the date (if any) on which the following conditions are satisfied: (a) Borrowers have complied with the Financial Covenants for at least one Rolling Period ending after February 16, 2027, as evidenced by the Current Financials and Compliance Certificates delivered by Borrowers to Lender for such Rolling Period; and (b) no Default has occurred and is continuing.”

“First Amendment Effective Date means April 27, 2026.”

(b)    Sections 3.3(d)(i) and 3.3(d)(ii) of the Credit Agreement (Application of Prepayments) is hereby amended and restated in their entirety as follows:

“(i)         All prepayments under Section 3.3(a) shall be applied first, during the DSR Period, to comply with Section 8.19, and next, to the Revolving Principal Amount with no corresponding reduction in the Revolving Committed Amount.

(ii)         All prepayments under Section 3.3(c) shall be (A) applied (1) first, during the DSR Period, to comply with Section 8.19, (2) second, to the Revolving Principal Amount without a corresponding reduction in the Revolving Committed Amount, (3) third, to Cash Collateralize LC Exposure until all the LC Exposure is Cash Collateralized, and (4) fourth, to the Bank Product Liabilities and Hedge Liabilities (other than Excluded Hedge Liabilities) and any remaining Obligations, (B) applied as between ABR Loans and SOFR Loans, first to ABR Loans, and second to SOFR Loans in direct order of Interest Period maturities (applied first against those soonest to mature), and (C) accompanied by the interest on the principal amount prepaid through the date of prepayment.”

(c)    Article 8 of the Credit Agreement (Affirmative Covenants) is hereby amended to add the following new Section 8.19 in the appropriate numerical order:

“8.19         DSR Account. Borrowers shall establish and maintain the DSR Account with Administrative Agent and, during the DSR Period, shall at all times maintain cash on deposit in the DSR Account in an amount not less than the DSR Amount. If at any time during the DSR Period the cash balance of the DSR Account is less than the DSR Amount, Borrowers shall promptly, and in any event within one (1) Business Day, deposit cash into the DSR Account in an amount sufficient to eliminate such deficit. Borrowers hereby grant to Administrative Agent a security interest in and Lien upon the DSR Account, all assets from time to time on deposit therein or otherwise credited thereto, and all proceeds of the foregoing. Administrative Agent shall have sole and exclusive dominion and control over the DSR Account.”

(d)    Section 10.1 of the Credit Agreement (Interest Coverage Ratio) is hereby amended and restated in its entirety as follows:

“10.1         Reserved.”

(e)    Section 11.1(b)(i) of the Credit Agreement (Breach of Covenants) is hereby amended and restated in its entirety as follows:

“(i) any covenant, agreement or term contained in Sections 5.1, 5.5, 8.1, 8.4(a), 8.6 (with respect to existence of any Loan Party only), 8.6 (the first sentence thereof with respect to maintenance only), 8.14, 8.18, 8.19, Article 9, or Article 10 of this Agreement or”

2.    Conditions. This Amendment shall be effective as of the date first written above once all of the items described below have been delivered to Administrative Agent, in each case in Acceptable Form

(a)    this Amendment executed by Borrowers, Lenders, and Administrative Agent;

(b)    a Deed of Trust with respect to the real property located at 7007 Pinemont Drive, Houston, Texas 77040, executed by GTC in favor of the trustee named therein for the benefit of Administrative Agent (for the benefit of the Secured Parties), along with a title report, satisfactory flood diligence, satisfactory evidence of insurance, and such other items as Administrative Agent may request with respect to such property;

(c)    payment by Borrowers of a modification fee to Administrative Agent (for itself or for the benefit of the Lenders) in the amount of $25,000 in immediately available funds, which shall be deemed non-refundable and fully earned as of the date paid;

(d)    payment in immediately available funds of the reasonable and documented out-of-pocket costs and expenses (including, but not limited to, reasonable attorneys’ fees) of Administrative Agent incurred in connection with the transactions contemplated herein; and

(e)    such other items and information as Administrative Agent may reasonably request.

3.    Representations and Warranties. Each Borrower represents and warrants to Administrative Agent and Lenders that, after giving effect to this Amendment, (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite organizational action on the part of each Borrower, (c) no other consent of any Person (other than Administrative Agent and the Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its Organizational Documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date, and except for any such representation and warranty that is qualified by materiality, in which case such representation and warranty is true and correct in all respects as of the applicable date), and (f) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.

4.    Scope of Amendment; Reaffirmation; Release. From and after the date of this Amendment, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall govern and control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement (as amended by this Amendment). Each Borrower hereby (a) confirms its guarantees, pledges, grants of security interests, acknowledgments, obligations and consents under the Credit Agreement, Security Agreement and the other Loan Documents to which it is a party and agrees that notwithstanding any filings or actions to the contrary, such guarantees, pledges, grants of security interests, acknowledgments, obligations and consents shall be, and continue to be, in full force and effect, (b) ratifies the Credit Agreement, Security Agreement and the other Loan Documents to which it is a party, and (c) confirms that all of the liens and security interests created and arising under the Security Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged. Each Borrower hereby releases the Administrative Agent, each Lender, each of their respective subsidiaries and parent companies, and all of their respective officers, employees, and agents, from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.    Miscellaneous.

(a)    No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)    Form. Each agreement, document, instrument or other writing to be furnished under any provision of this Amendment must be in Acceptable Form.

(c)    Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, and administration of this Amendment and any related documents.

(e)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)    Multiple Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)    GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

(h)    ENTIRETY. THE LOAN DOCUMENTS (AS AMENDED HEREBY) EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

              This Amendment is executed as of the Effective Date set out in the preamble to this Amendment.

              [Signatures appear on the following pages.]

BORROWERS:

GEOSPACE TECHNOLOGIES CORPORATION,

a Texas corporation

       /s/ Robert L. Curda

By:________________

Robert Curda

Executive Vice President and Chief Financial Officer

GTC, INC.,

a Texas corporation

       /s/ Robert L. Curda

By:________________

Robert Curda

Executive Vice President and Chief Financial Officer

AQUANA, LLC,

a Vermont limited liability company

       /s/ Robert L. Curda

By:________________

Robert Curda

Executive Vice President and Chief Financial Officer

QUANTUM TECHNOLOGY SCIENCES, INC.,

a Florida corporation

       /s/ Robert L. Curda

By:________________

Robert Curda

Executive Vice President and Chief Financial Officer

GEOVOX SECURITY, INC.,

a Texas corporation

     /s/ Robert L. Curda

By:_______________

Robert Curda

Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

WOODFOREST NATIONAL BANK,

as Administrative Agent

      /s/ Justin Bateman

By:_______________

Justin Bateman

Senior Vice President

LENDERS:

WOODFOREST NATIONAL BANK,

as a Lender, as Swingline Lender, and as LC Issuer

       /s/ Justin Bateman

By:_______________

Justin Bateman

Senior Vice President